                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT - NOVEMBER 24, 1998
                        (Date of Earliest Event Reported)



                               Ocean Energy, Inc.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 0-25058


       Delaware                                             72-1277752
------------------------                                -------------------
(State of Incorporation)                                (I.R.S. Employer
                                                        Identification No.)


 1201 Louisiana, Suite 1400, Houston, Texas                  77002-5603
 ------------------------------------------                  ----------
        (Address of principal                                (Zip Code)
          executive offices)


Registrant's telephone number, including area code: (713) 420-1000


                              Page 1 of 5 pages.
                         Exhibit index appears on page 5


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Item 5.  Other Events
-------  ------------

         On November 24, 1998, Ocean Energy, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Seagull Energy Corporation, a Texas corporation ("Seagull"), pursuant to which the Company would merge with and into Seagull (the "Merger"), with Seagull being the surviving entity.

         A description of the Merger is contained in the November 25, 1998 press release by the Company, attached hereto as Exhibit 99.1 and incorporated herein by reference. The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

         Any comments which are forward-looking in nature are based on certain assumptions, and those assumptions may ultimately prove to be inaccurate. In particular, these assumptions include product prices, continued availability of capital and financing, number of shares issued in concert with the Merger and approval and closing of the Merger.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

         (c)      Exhibits.

                  *2.1 Agreement and Plan of Merger, dated as of November 24, 1998, by and between the Company and Seagull.

                  *10.1 Voting Agreement, dated as of November 24, 1998, by and between James B. Brock and Seagull.

                  *10.2 Voting Agreement, dated as of November 24, 1998, by and between James C. Flores and Seagull.

                  *10.3 Voting Agreement, dated as of November 24, 1998, by and between the Flores Family Limited Partnership and Seagull.


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                  *10.4    Voting Agreement, dated as of November 24, 1998, by
                           and between The Prudential Insurance Company of America and the Company.

                  *10.5 Voting Agreement, dated as of November 24, 1998, by and between James T. Hackett and the Company.

                  *10.6 Voting Agreement, dated as of November 24, 1998, by and between Barry J. Galt and the Company.

                  *99.1    Press Release, dated November 25, 1998.

---------------------
* filed herewith

            [The remainder of this page is intentionally left blank.]


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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 OCEAN ENERGY, INC.



                                                 By: /S/ ROBERT K. REEVES
                                                    ---------------------------
                                                     Robert K. Reeves
                                                     Executive Vice President

Dated: November 25, 1998



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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

   *2.1 Agreement and Plan of Merger, dated as of November 24, 1998, by and between the Company and Seagull.

   *10.1 Voting Agreement, dated as of November 24, 1998, by and between James B. Brock and Seagull.

   *10.2 Voting Agreement, dated as of November 24, 1998, by and between James C. Flores and Seagull.

   *10.3 Voting Agreement, dated as of November 24, 1998, by and between the Flores Family Limited Partnership and Seagull.

   *10.4 Voting Agreement, dated as of November 24, 1998, by and between The Prudential Insurance Company of
                 America and the Company.

   *10.5 Voting Agreement, dated as of November 24, 1998, by and between James T. Hackett and the Company.

   *10.6 Voting Agreement, dated as of November 24, 1998, by and between Barry J. Galt and the Company.

   *99.1         Press Release, dated November 25, 1998.


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*filed herewith